EX-10.39

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES (SUBJECT TO THE PROVISIONS OF ARTICLE 5 BELOW), SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Issuer:         KATAPULT HOLDINGS, INC., a Delaware corporation
Number of Shares:     Up to 4,000,000 (as may be adjusted pursuant to Article 2)
Issue Date:         March 6, 2023
Expiration Date:     March 6, 2030
    THIS WARRANT CERTIFIES THAT, for good and valuable consideration, MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, or its assignees (“Holder”), is entitled to purchase up to 4,000,000 (the “Maximum Warrant Shares”) fully paid and non-assessable shares (the “Shares”) of the common stock, par value $0.0001 per share (“Common Stock”), of Katapult Holdings, Inc., a Delaware corporation (the “Company”), at the Warrant Price of $0.01 per Share, as the same may be adjusted from time to time pursuant to Article 2 of this Warrant (the “Warrant Price”), subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is issued in connection with the Fifteenth Amendment to that certain Loan and Security Agreement, dated as of the date hereof, by and among Katapult SPV-1 LLC, Katapult Group, Inc., the Company, the Holder, as Agent, and the lenders parties thereto from to time as lenders (as amended, the “Loan Agreement”).
The first fifty percent (50%) of the Maximum Warrant Shares (the “First Tranche”) are granted on the Issue Date. The First Tranche shall become vested on the first to occur of (i) September 6, 2023, or (ii) an Acquisition of the Company.
The second fifty percent (50%) of the Maximum Warrant Shares (the “Second Tranche”) shall automatically be granted hereunder on the first to occur (such date, the “Grant Date”) of (i) December 5, 2023, so long as any amount of the principal balance of the Term Loan (including any PIK Interest) remains outstanding on that date, (ii) an Acquisition of the Company, so long as any amount of the principal balance of the Term Loan (including any PIK Interest) remains outstanding on that date, or (iii) an Event of Default (as defined under the Loan Agreement) prior to December 5, 2023, so long as any principal balance of the Loans (including any PIK Interest) is outstanding on the date of such Event of Default. The Second Tranche of the Maximum Warrant Shares shall become vested on the first to occur of (i) three months after the Grant Date, or (ii) an Acquisition of the Company.
Article 1.
EXERCISE
1.1Method of Exercise. This Warrant is exercisable for any vested Shares, in whole or in part, at any time and from time to time after the Issue Date and on or before the Expiration

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Date set forth above. Holder may exercise this Warrant by delivering the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the Company in accordance with Section 5.6 (or such other office or agency of the Company as it may designate by notice in writing to the Holder in accordance with Section 5.6). Unless Holder is exercising the cashless exercise right set forth in Section 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company in an amount equal to the aggregate Warrant Price for the Shares being purchased.
1.2Cashless Exercise. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time exercise this Warrant for any vested Shares, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Shares determined in accordance with the following equation:
X    =    (A - B) x C
                 A
where
X    =    the number of Shares purchasable upon a “cashless exercise” of the Warrant pursuant to the provisions of this Section 1.2;
A    =    the Fair Market Value (defined below) per share of Common Stock on the date of the “cashless exercise”;
B    =    the Warrant Price for one Share under this Warrant; and
C    =    the number of vested Shares as to which this Warrant is being exercised pursuant to the provisions of this Article 1.
If the foregoing calculation results in a negative number or zero, then no Shares shall be issued upon a “cashless exercise” pursuant to this Section 1.2. If the Holder does not agree with the Fair Market Value per share ultimately determined pursuant to Section 1.3(b) or Section 1.3(c), the Holder may, in its sole discretion (i) rescind the “cashless exercise”, (ii) pay the aggregate Warrant Price in the form of, at the Holder’s option, (1) a check payable to the Company or (2) a wire transfer of funds to an account designated by the Company, or (iii) proceed with the “cashless exercise” at the Fair Market Value per Share so determined. In the event that, upon the Expiration Date or other termination of this Warrant, the Fair Market Value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to this Section 1.2 as to all vested Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.
1.3Fair Market Value. For purposes of this Warrant, the “Fair Market Value” of a Share as of a particular date (the “Determination Date”) shall mean:
(a)If the Common Stock is then publicly listed or quoted on one or more securities exchanges, inter-dealer quotation systems or over-the-counter markets, the fair market value of a Share shall be the closing price per share of Common Stock reported on the principal

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such exchange, system or market for the business day immediately before Holder delivers this Warrant together with its Notice of Exercise to the Company.
(b)If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then the fair market value of a Share shall be equal to all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, assuming for the purposes of this clause (b) that all of the shares of Common Stock then issuable upon exercise of all in-the-money options, warrants and other exercisable or convertible rights or other securities are outstanding at the Determination Date.
(c)If the Common Stock is not then publicly listed or quoted on one or more securities exchanges, inter-dealer quotation systems or over-the-counter markets, then the Board of Directors of the Company (the “Board”) shall determine the fair market value of a Share in its reasonable good faith judgment; provided, however, if Holder advises the Board in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm results in a fair market value per Share that is more than 5% greater than that determined by the Board, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses of such investment banking firm shall be paid by Holder.
1.4Delivery of Certificate and New Warrant. Promptly after Holder exercises this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing a warrant to purchase the Shares not yet acquired.
1.5Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver a replacement Warrant.
1.6Sale, Merger, or Consolidation of the Company. For the purpose of this Warrant, “Acquisition” means any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction. Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing, and the Warrant Price shall be adjusted accordingly; provided, however, that (i) in the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities (as defined below) or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the fair market value of one Share as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date immediately prior to such Cash/Public Acquisition, and Holder has not exercised this Warrant pursuant to Section 1.1 above as to all Shares, then (A) this Warrant shall automatically be deemed to be cashless exercised pursuant to Section 1.2 above as to all Shares for which it has not been previously exercised effective immediately prior to and contingent upon the consummation of such Cash/Public Acquisition and (B) in connection with such cashless

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exercise, Holder shall be deemed to have restated each of the representations and warranties in Article 4 of the Warrant as the date thereof (which representations and warranties shall also pertain, as applicable, to the applicable Marketable Securities as well as the issuer thereof) and the Company shall promptly notify the Holder of the number of Shares (or such other Marketable Securities) issued upon exercise, and (ii) in the event of a Cash/Public Acquisition where the fair market value of one Share as determined in accordance with Section 1.3 above would be less than the Warrant Price in effect immediately prior to such Cash/Public Acquisition, then this Warrant will expire immediately prior to the consummation of such Cash/Public Acquisition. “Marketable Securities” means securities meeting all of the following requirements: (1) the issuer thereof is then subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Securities Act and the Exchange Act; (2) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, and (3) following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.
Article 2.
ADJUSTMENTS TO THE SHARES.
1.1Stock Dividends, Splits, Etc. If the Company, at any time while this Warrant is outstanding: (a) pays a dividend on the Shares payable in Common Stock, (b) subdivides the outstanding Shares into a greater number of Shares, (c) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (d) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each such case (i) the Warrant Price will be adjusted by multiplying the Warrant Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (ii) the number of Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect on the effective date of such dividend, subdivision, combination or issuance by reclassification, as the case may be. The provisions of this Section 2.1 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, recapitalizations and reorganizations.
1.2No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article 2 against impairment. If the Company takes any action, a purpose of which is to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, the Warrant Price shall be adjusted downward and the number of Shares issuable upon the exercise of this Warrant shall be adjusted upward in such a manner that such action is offset and the aggregate Warrant Price of this Warrant is unchanged.

EX-10.39
1.3Fractional Shares. No fractional Shares shall be issuable upon exercise of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the Fair Market Value of a full Share.
1.4Certificate as to Adjustments. Upon any adjustment pursuant to this Article 2, including any adjustments to the Warrant Price or number of Shares that are exercisable under this Warrant, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its officer setting forth such adjustment and the facts upon which such adjustment is based.
Article 3.
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY
1.1Representations and Warranties. The Company represents and warrants to the Holder as follows:
(a)The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.
(b)This Warrant constitutes the Company’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. All corporate action has been taken on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Warrant and the issuance of the Shares upon exercise of this Warrant.
(c)All Shares which may be issued upon the exercise of this Warrant shall at all times during the term hereof and prior to exercise in full hereof be duly reserved out of the Company’s authorized and unissued capital stock for issuance upon exercise hereof and shall, upon issuance, be duly and validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.
1.2No Shareholder Rights; Preemptive Rights. Except as provided in this Warrant, Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant. The Shares for which this Warrant is exercisable shall at all times be free from preemptive rights and any other rights (or the Company shall have received a valid waiver from all such holders of any such rights) that would prevent the exercise of this Warrant in full by the Holder.
1.3Valid Issuance. The Company shall take all steps necessary to ensure that all Shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free of any liens and encumbrances, and issued to the Holder without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or similar quotation system upon which the Shares may be listed, except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

EX-10.39
1.4Notice of Certain Events. If Company proposes at any time (a) to declare any dividend or distribution upon its capital stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of Common Stock; or (d) to consummate any Acquisition, or to liquidate, dissolve or wind up the Company, then, in connection with each such event, the Company shall give Holder (1) in the case of the matters referred to in clauses (a) and (b) above at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in clauses (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).
1.5Information Rights. So long as Holder holds this Warrant and/or any of the Shares, the Company shall deliver to Holder (i) promptly, copies of all notices or other written communications to which Holder would be entitled if it held Shares as to which this Warrant was then exercisable, and (ii) within 45 days after the end of each of the first three quarters of each fiscal year, the Company’s quarterly, unaudited financial statements and within 90 days after the end of each fiscal year, the Company’s annual, audited financial statements; provided, however, that with regard to annual meeting proxy statements and clause (ii) of this Section 3.5, it is understood and agreed that there shall be no such delivery requirement with respect to any such proxy statements or financial statements if such documents are available on EDGAR.
Article 4.
REPRESENTATIONS AND WARRANTIES OF THE HOLDER.
The Holder represents and warrants to the Company as follows:

1.1Purchase for Own Account. This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder are not being acquired with a view to the public resale or distribution of such securities in violation of applicable securities laws. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.
1.2Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.
1.3Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its

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officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.
1.4Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.
1.5The Securities Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.
Article 5.
MISCELLANEOUS.
1.1Term. This Warrant is exercisable in whole or in part at any time and from time to time on and after the Issue Date and on or before the Expiration Date.
1.2Legends.    This Warrant and the Shares shall be imprinted with a legend in substantially the following form:
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

1.3Compliance with Securities Laws on Transfer. This Warrant and/or the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee, and in connection with any proposed transfer of this Warrant or the Shares to any Person other than an Affiliate of the Holder, the transferor shall, if reasonably requested by the Company, deliver a legal opinion of counsel to the transferor (at the transferor’s expense).
1.4Registration Rights. The Shares shall carry the registration rights as set forth on Exhibit A.
1.5Transfer Procedure. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

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1.6Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be in writing and shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail or by overnight courier, postage prepaid (or on the first business day after transmission by email), at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such holder from time to time.
All notices to Holder shall be addressed as follows until the Company receives notice of a change in address in accordance with this Section 5.6:

Midtown Madison Management LLC
One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Attention: David Aidi
Telephone: 212-201-1912
Facsimile: 917-464-7350
Email: aidi@atalayacap.com

With a copy to:

One Arts Plaza, 1722 Routh Street, Suite 1500
Dallas, Texas 75201
Attention: Matthew Fontane
Telephone: 214-964-9454
Email: matthew.fontane@hklaw.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address in accordance with this Section 5.6:

Katapult Holdings, Inc.
5204 Tennyson Parkway, Suite 500
Plano, Texas 75024
Attention: Derek Medlin
Telephone: +1(857) 488-5689
Email: derek@katapult.com

1.7Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
1.8Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.
1.9Counterparts; Electronic Signatures. This Warrant may be executed in counterparts with the same effect as if all parties had executed the same document. All counterparts shall be construed together and shall constitute a single agreement. Further, the parties hereto consent and agree that this Warrant may be signed and/or transmitted by e-mail of any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the parties hereto and reasonably available at no undue burden or expense to the Agent), except to the extent the

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Agent requires otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. No party hereto shall raise the use of e-mail or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of e-mail or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
1.10Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.
1.11Provisions for the Benefit of the Lenders. Notwithstanding anything herein to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of Holder or its Affiliates (as defined in the Loan Agreement) in their respective capacities as Agent or Lender under the Loan Agreement to the Company or any of the Company’s subsidiaries pursuant to the Loan Agreement, or any other agreements or instruments entered into in connection therewith. Without limiting the generality of the foregoing, neither Holder nor any of its Affiliates in exercising their respective rights as Agent or Lender will have any duty to consider (a) their respective status as a direct or indirect stockholder of the Company and the Company’s subsidiaries, (b) the direct or indirect ownership of the Shares, or (c) any duty it may have to any other direct or indirect stockholder of the Company and the Company’s subsidiaries, except as may be required under the applicable loan documents.

[Remainder of page intentionally blank; signature pages follow.]

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IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the day and year first above written.

COMPANY: KATAPULT HOLDINGS, INC. By: /s/ Orlando Zayas Name: Orlando Zayas Title: Chief Executive Officer

[Signature Page to Warrant]

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HOLDER:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

[Signature Page to Warrant]

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APPENDIX 1

NOTICE OF EXERCISE

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):
_____________ Shares covered by such Warrant.
___     The undersigned herewith makes payment of the full purchase price for such Shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):
___     $__________ in lawful money of the United States; and/or
___     the cancellation of such number of Shares as is necessary, in accordance with the formula set forth in Section 1.2, to exercise this Warrant with respect to _______ Shares (using a Fair Market Value of $_______ per Share for purposes of this calculation) purchasable pursuant to the cashless exercise procedure set forth in Section 1.2.
The undersigned requests that the certificates for such Shares be issued in the name of, and delivered to ___________________________________________________ whose address is ___________________________________________________________________________________________________________________________________________________________.
By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as of the date hereof.

                            HOLDER:

                            _________________________

By:_________________________

Name:________________________

Title:_________________________

                            (Date):_______________________

Appendix 1-1

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EXHIBIT A

REGISTRATION RIGHTS.
1.1     Registration Procedures and Expenses.
(a)Following Issue Date, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 or Form S-1 (or any successor to Form S-3 or Form S-1) covering the resale of the Registrable Securities (as defined below) (the “Registration Statement”) no later than forty-five (45) days after the Issue Date, and shall use its commercially reasonable efforts to cause the SEC to declare the Registration Statement effective no later than ninety (90) days after the Issue Date. For purposes of this Agreement, the term “Registrable Securities” shall mean (i) the Shares, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. “Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.
(b)If at any time prior to the expiration of the Holder’s registration rights pursuant to Section 1.4 of this Exhibit A (i) the Company has filed a Registration Statement (the “Initial Registration Statement”) with the SEC that covers the Shares (the “Initial Registrable Securities”), and (ii) pursuant to Rule 415(a)(5) under the Securities Act or any successor rule thereto, the Initial Registration Statement may no longer be used for offers and sales of any of the Initial Registrable Securities, the Company shall prepare and file with the SEC within the time limits required by Rule 415 under the Securities Act or any successor rule thereto a new Registration Statement covering any Initial Registrable Securities that have not ceased to be registered under the Initial Registration Statement for an offering to be made on a delayed on continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “New Registration Statement”) and shall use its commercially reasonable efforts to cause such New Registration Statement to be declared effective by the SEC as promptly as practicable thereafter. If a New Registration Statement is filed, then all references to Registration Statement throughout this Agreement shall also include the New Registration Statement.
(c)The Company shall, as soon as reasonably practicable:
(i)prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus that forms a part thereof (the “Prospectus”) used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Shares held by a Holder for a period ending on the earlier of (i) the date on which all Shares may be sold pursuant to Rule 144 in any three-month period or (ii) such time as all Shares have been sold pursuant to a registration statement or Rule 144. The Company shall notify each Holder promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise each Holder that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;
(ii)at least 5 business days before filing such Registration Statement, Prospectus or amendments or supplements thereto with the SEC, furnish without charge to the Holders and any counsel requested by any Holder copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such Holders and counsel; provided, that the Company shall not have any obligation to modify any information if the Company reasonably expects that so doing would cause (i) the Registration Statement to
Exhibit A-1

EX-10.39
contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(iii)furnish to the Holder with respect to the Shares registered under the Registration Statement such documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of all or any of the Shares by the Holder; provided, however, the Company shall not have any obligation to provide any documents to any Holder under this Section 1.1(c)(iii) to the extent such document is available on the SEC’s EDGAR system;
(iv)use its commercially reasonable efforts to cause all such Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
(v)provide a transfer agent and registrar (which may be the same entity) for all such Shares not later than the effective date of such registration;
(vi)make any necessary blue sky filings;
(vii)pay the expenses incurred by the Company and the Holders in complying with this Exhibit A, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Holder and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Holders);
(viii)advise the Holders, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;
(ix)with a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell Shares to the public without registration, the Company covenants and agrees to: (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Shares qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Shares shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Holder upon request, as long as the Holder owns any Shares, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such Shares without registration; and
(x)otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Shares contemplated hereby.
Exhibit A-2

EX-10.39
The Company understands that the Holders disclaim being an underwriter, but acknowledges that a determination by the SEC that a Holder is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.
1.2     Transfer of Shares After Registration; Suspension.
(a)Except in the event that Section 1.2(b) applies, the Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to Holders of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Holders copies of any documents filed pursuant to Section 1.2(a)(i); and (iii) upon request, inform each Holder who so requests that the Company has complied with its obligations in Section 1.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Holder to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Holder pursuant to Section 1.2(b)(i) when the amendment has become effective).
(b)Subject to Section 1.2(c), in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Holders (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Holders will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Holders are advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Holders. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Holder, the Company and the Holders shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 1.2(b).
Exhibit A-3

EX-10.39
(c)Notwithstanding the foregoing paragraphs of this Section 1.2, the Company shall use its commercially reasonable efforts to ensure that (i) a Suspension shall not exceed sixty (60) days individually, (ii) Suspensions covering no more than ninety (90) days, in the aggregate, shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”).
(d)If a Suspension is not then in effect, the Holders may sell Shares under the Registration Statement, provided that they comply with any applicable prospectus delivery requirements.
The Company shall cause its transfer agent to issue a Certificate without any restrictive legend to a Holder of any Shares from the Holders, if no Suspension is in effect at the time of sale, and (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act); (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act.
1.3     Indemnification. For the purpose of this Section 1.3:
(a)the term “Selling Stockholder” shall mean a Holder, its executive officers and directors and each person, if any, who controls that Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;
(b)the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 1.1; and
(c)the term “untrue statement” shall mean any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(d)The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder (including in connection with the transactions contemplated by this Agreement) or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of a Selling Stockholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was
Exhibit A-4

EX-10.39
delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.
(e)Each Holder severally (as to itself), and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by that Holder to comply with the covenants and agreements contained herein or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of that Holder specifically for use in preparation of the Registration Statement, and that Holder will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation of a Holder to indemnify shall be limited to the net amount of the proceeds received by such Holder from the sale of the Shares pursuant to the Registration Statement.
(f)Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 1.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 1.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 1.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.
Exhibit A-5

EX-10.39
(g)If the indemnification provided for in this Section 1.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the liable Holder on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the liable Holder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), no Holders shall be required to contribute any amount in excess of the amount by which the net amount received by that Holder from the sale of the Shares to which such loss relates exceeds the amount of any damages which that Holder has otherwise been required to pay to the Company by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.
(h)The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 1.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 1.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.
(i)The obligations of the Company and of the Holders under this Section 1.3 shall survive completion of any offering of Registrable Securities in such Registration Statement for a period of three (3) years from the effective date of the Registration Statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
1.4     Termination of Conditions and Obligations. The conditions precedent imposed by this Exhibit A upon the transferability of the Shares, and any obligations of the Company with respect to the registration of the Shares, shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act. The Company shall request an opinion of counsel promptly upon receipt of a request therefor from a Holder.
Exhibit A-6

EX-10.39
1.5     Information Available. So long as the Registration Statement is effective     covering the resale of Shares owned by a Holder, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system or any successor thereto) to each Holder:
(a)as soon as practicable after it is available, one copy of its Annual Report on Form 10-K (excluding exhibits);
(b)upon the request of the Holder, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 1.5 as filed with the SEC and all other information that is made available to stockholders; and
(c)upon the reasonable request of a Holder, the Company will (i) make available for inspection by any Holder and any attorney, accountant or other agent retained by any such holder (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; and (ii) meet with each Holder or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with the Holders conducting an investigation for the purpose of reducing or eliminating the Holders’ exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose (x) any confidential information to a Holder until and unless that Holder shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto and (y) any information subject to an attorney-client privilege.
1.6     Public Statements; Limitation on Information. The Company agrees to disclose on a Current Report on Form 8-K the existence of the Warrants and the material terms, thereof, within one business day after the date hereof. Such Current Report on Form 8-K shall include a form of this Agreement (and all exhibits and schedules thereto) as an exhibit thereto. Except pursuant to such Current Report on Form 8-K, the Company will not issue any public statement, press release or any other public disclosure listing a Holder as one of the Holders of the Shares without that Holder’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

1.7     Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Exhibit A may be assigned by a Holder to a party that acquires, other than pursuant to the Registration Statement or Rule 144, any portion of the Warrant or any of the Shares originally issued or issuable to such Holder pursuant to the Warrant (or any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any such Shares), or to any affiliate of a Holder or other Lender under the Loan Agreement that acquires any Registrable Securities. So long as any such permitted assignee assumes all of the obligations of such Holder hereunder with respect to the portion of the Warrant or Shares assigned to such assignee, any such permitted assignee shall have all the rights of such Holder under this Exhibit A with respect to the Registrable Securities transferred.

1.8     Preservation of Rights. The Company shall not enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Shares in this Agreement.

Exhibit A-7